SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **COURTSIDE PRODUCTS, INC.**, did on December 4, 2008, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on December 4, 2008.

ROSS MILLER
Secretary of State

Certified By: Judy Catoire
Certificate Number: C20081204-0634

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number 20080788442-03
Filing Date and Time 12/04/2008 8:00 AM
Entity Number E0735572008-7

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

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1. Name of Corporation:	COURTSIDE PRODUCTS,INC.
2. Registered Agent for Service of Process: (check only one box)	☐ Commercial Registered Agent: Name ☒ Noncommercial Registered Agent (name and address below) OR ☐ Office or Position with Entity (name and address below) SECURITIES COMPLIANCE CONTROL LLC Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity 2300 W. SAHARA AVE #800 (Street Address) LAS VEGAS (City) Nevada 89102 (Zip Code) 2300 W. SAHARA AVE #800 (Mailing Address (if different from street address)) LAS VEGAS (City) Nevada 89102 (Zip Code)
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: 250,000,000 Par value per share: $ .001 Number of shares without par value:
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) THOMAS SCHROEPFER (Name) 257 WALLACE RD. (Street Address) NASHVILLE (City) TN (State) 37211 (Zip Code) 2) Name Street Address City State Zip Code
5. Purpose: (optional; see instructions)	The purpose of the corporation shall be:
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	THOMAS SCHROEPFER (Name) X [signature] (Incorporator Signature) 257 WALLACE RD. (Address) NASHVILLE (City) TN (State) 37211 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity. X Securities Compliance Control, LLC By [signature] 12/1/08 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100800114-67
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/22/2010 4:14 PM
	Entity Number E0735572008-7

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

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Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SMOKEFREE INNOTEC INC.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 3. THE NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE IS 750,000,000 SHARES WITH PAR VALUE OF $.001 EACH, DIVIDED INTO TWO CLASSES AS BEING 650,000,000 SHARES OF COMMON AND 100,000,000 SHARES OF PREFERRED; THE DESCRIPTION OF RIGHTS AND DESIGNATIONS OF EACH SERIES OF PREFERRED TO BE DETERMINED SOLELY BY THE BOARD OF DIRECTORS OF THE CORPORATION, AND THE BOARD OF DIRECTORS HEREBY BEING AUTHORIZED AND EMPOWERED TO ACT ON BEHALF OF THE SHAREHOLDERS OF THIS CORPORATION TO CREATE SUCH AMENDMENTS TO ARTICLES DEEMED NECESSARY TO BE INCLUDED IN ANY RESTATEMENT OF ARTICLES OF THE CORPORATION PREPARED AND FILED BY CONSENT OF MAJORITY OF THE BOARD.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 181,462,500

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ______________________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Filed in the office of	Document Number 20080828186-53
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/23/2008 8:49 AM
	Entity Number E0735572008-7

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ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x11" blank sheet containing the required information for each additional entity.

SMOKEFREE INNOTEC, INC.
Name of merging entity

NEVADA — Jurisdiction
CORPORATION — Entity type *

LEMA ONE, INC.
Name of merging entity

NEVADA — Jurisdiction
CORPORATION — Entity type *

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

and,

COURTSIDE PRODUCTS, INC.
Name of surviving entity

NEVADA — Jurisdiction
CORPORATION — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

SMOKEFREE INNOTEC, INC.
Name of merging entity, if applicable

LEMA ONE, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

COURTSIDE PRODUCTS, INC.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

AMENDMENTS TO ARTICLES OF INCORPORATION OF COURTSIDE PRODUCTS INC., THE SURVIVING CORPORATION:

ARTICLE 1 THE NAME OF THE CORPORATION SHALL BE SMOKEFREE INNOTEC INC.

ARTICLE 3 THE NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE WITH PAR VALUE IS 500,000,000 SHARES WITH PAR VALUE OF $.001 EACH

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

Smokefree Innotec, Inc.
Name of merging entity

X ______________________ President
Signature Title Date

Lema One, Inc. President
Name of merging entity

X ______________________ President
Signature Title Date

Name of merging entity

X ______________________
Signature Title Date

Name of merging entity

X ______________________
Signature Title Date

Courtside Products, Inc.
Name of surviving entity

X ______________________ President
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.